Exhibit 99.1

EA REPORTS SECOND QUARTER FISCAL YEAR 2009 RESULTS

Quality Scores Rise for EA SPORTS

800 Thousand Registered Users Playing Warhammer Online

Need For Speed, Mirror’s Edge To Join Holiday Portfolio of 20 Titles

REDWOOD CITY, CA – October 30, 2008 – Electronic Arts Inc. (NASDAQ: ERTS) today announced preliminary financial results for its fiscal second quarter ended September 30, 2008.

Fiscal Second Quarter Results (comparisons are to the quarter ended September 30, 2007)

Net revenue for the second quarter was $894 million, up $254 million as compared with $640 million for the prior year. During the quarter, EA had a net deferral of $232 million of net revenue related to certain online enabled packaged goods games and digital content as compared with $296 million in the prior year.

Non-GAAP net revenue was $1.126 billion, up 20 percent as compared with $936 million for the prior year. Sales were driven by the launches of Madden NFL 09, SPORE™, Mercenaries 2: World in Flames™, NCAA® Football 09, Tiger Woods PGA TOUR 09, Warhammer® Online: Age of Reckoning™, as well as the continued strength of Rock Band™.

Net loss for the quarter was $310 million as compared with net loss of $195 million for the prior year. Diluted loss per share was $0.97 as compared with diluted loss per share of $0.62 for the prior year.

Non-GAAP net loss was $20 million as compared with non-GAAP net income of $87 million a year ago. Non-GAAP diluted loss per share was $0.06 as compared with non-GAAP diluted earnings per share of $0.27 for the prior year.

Trailing-twelve-month operating cash flow was $219 million as compared with $145 million a year ago. The Company ended the quarter with cash and short-term investments of $1.825 billion.

“Considering the slow down at retail we’ve seen in October, we are cautious in the short term,” said John Riccitiello, Chief Executive Officer. “Longer term, we are very bullish on the game sector overall and on EA in particular. The industry is growing double-digits on the strength of three new game consoles and increases in the number of homes with broadband internet connections. EA is well positioned to benefit from these technology drivers due to the strength of our creative studios and our broad collection of game properties – from The Sims, to Spore and Madden NFL, to Warhammer Online.”

Highlights

¡	Madden NFL 09 sold 4.5 million copies and was the number one title across all platforms in the quarter based on NPD data.
¡	SPORE is a hit selling nearly 2.0 million copies in just 3 weeks – over 40 million creatures have been uploaded into Sporepedia™. SPORE is the number one title on the PC in North America and number three title in Europe year-to-date.

¡	Warhammer Online: Age of Reckoning, an MMO from EA’s Mythic Entertainment studio, sold 1.2 million copies in the quarter – with over 800 thousand current players.
¡	The EA SPORTS core portfolio of annual simulation games takes a step up in quality – up 4 points year-over-year according to Metacritic’s aggregated review score system on the Xbox 360® and PLAYSTATION®3 entertainment systems.
¡	EA was awarded 5 of the 9 honors at the Leipzig Games Convention in Germany – Spore as best PC game; Mirror’s Edge™ as best Xbox 360 game; Skate It as best Wii™ game; Warhammer Online: Age of Reckoning as best online game; and Sonic Chronicles, a game developed by EA BioWare, won best Nintendo DS™ game.
¡	EA Mobile is the world’s leading publisher of games for phones – with revenue of $47 million – up 24 percent year-over-year.
¡	EA BioWare and LucasArts announced the development of Star Wars®: The Old Republic™, a story-driven massively multiplayer online PC game.
¡	EA signs publishing agreements with Grasshopper Manufacture and Epic Games.

EA Announces Cost Reduction Plan

EA announced today a cost reduction plan, which will include the elimination of approximately 6% of the Company’s workforce. The Company estimates its cost reduction plan will result in annual pre-tax cost savings of approximately $50 million.

Business Outlook

The following forward-looking statements, as well as those made above, reflect expectations as of October 30, 2008. Results may be materially different and are affected by many factors, including: development delays on EA’s products; competition in the industry; the health of the economy in the U.S. and abroad and the related impact on discretionary consumer spending; changes in anticipated costs; expected savings and impact on EA’s operations of the Company’s cost reduction plan; consumer demand for console hardware and the ability of the console manufacturers to produce an adequate supply of consoles to meet that demand; changes in foreign exchange rates; consumer demand for games for the PlayStation®2; the financial impact of potential future acquisitions by EA; the popular appeal of EA’s products; EA’s effective tax rate; and other factors detailed in this release and in EA’s annual and quarterly SEC filings.

Fiscal Year Expectations – Ending March 31, 2009

¡	GAAP net revenue is expected to be between $4.9 and $5.15 billion as compared with $3.665 billion in the prior year – up 33 to 41 percent.
¡	Non-GAAP net revenue is expected to be between $5.0 and $5.3 billion as compared with $4.020 billion in the prior year – up 24 to 32 percent.
¡	GAAP diluted earnings per share are expected to be a diluted loss per share of $0.21 to diluted earnings per share of $0.07 as compared with a diluted loss per share of $1.45 in the prior year.
¡	Non-GAAP diluted earnings per share are expected to be between $1.00 and $1.40 as compared with $1.06 in the prior year.
¡	Expected non-GAAP net income excludes the following pre-tax items from expected GAAP net income:
—	$100 to $150 million for the impact of the change in deferred net revenue (packaged goods and digital content),
—	$211 million of estimated stock-based compensation,

—	$75 million of amortization of intangible assets,
—	$37 million of restructuring charges,
—	$40 million of losses on strategic investments,
—	$3 million in acquired-in process technology, and
—	$21 million of certain abandoned acquisition-related costs

In fiscal 2009, the Company began using a fixed, long-term projected tax rate of 28 percent internally to evaluate its operating performance, to forecast, plan and analyze future periods, and to assess the performance of its management team. Accordingly, the Company has applied the same 28 percent tax rate to its fiscal 2009 non-GAAP financial results. The Company expects its GAAP tax expense to be approximately $35 to $70 million for fiscal 2009.

Conference Call

Electronic Arts will host a conference call today at 2:00 pm PT (5:00 pm ET) to review its results for the fiscal second quarter ended September 30, 2008 and its outlook for the future. During the course of the call, Electronic Arts may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number: (877) 857-6177, access code 220497, or via webcast: http://investor.ea.com.

A dial-in replay of the conference call will be provided until November 6, 2008 at (719) 457-0820, access code 220497. A webcast archive of the conference call will be available for one year at http://investor.ea.com.

Non-GAAP Financial Measures

To supplement the Company’s unaudited condensed consolidated financial statements presented in accordance with GAAP, Electronic Arts uses certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. The non-GAAP financial measures used by Electronic Arts include: non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss) and historical and estimated non-GAAP diluted earnings (loss) per share. These non-GAAP financial measures exclude the following items, as applicable in a given reporting period, from the Company’s unaudited condensed consolidated statements of operations:

¡	Amortization of intangibles
¡	Stock-based compensation
¡	Acquired in-process technology
¡	Restructuring charges
¡	Losses on strategic investments
¡	Change in deferred net revenue (packaged goods and digital content)
¡	Certain abandoned acquisition-related costs

Through the end of fiscal 2008, Electronic Arts made certain income tax adjustments to its non-GAAP financial measures to reflect the income tax effects of each of the items it excluded from its pre-tax non-GAAP financial measures, as well as certain discrete one-time income tax adjustments. This approach was consistent with how the Company evaluated operating performance, planned, forecasted and analyzed future periods, and assessed the performance of its management team.

In fiscal 2009, the Company began using a fixed, long-term projected tax rate of 28 percent internally to evaluate its operating performance, to forecast, plan and analyze future periods, and to assess the performance of its management team. Accordingly, the Company has applied the same 28 percent tax rate to its fiscal 2009 non-GAAP financial results.

Electronic Arts may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Electronic Arts believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding the Company’s performance by excluding certain items that may not be indicative of the Company’s core business, operating results or future outlook. Electronic Arts’ management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing the Company’s operating results both as a consolidated entity and at the business unit level, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of the Company’s performance to prior periods.

In addition to the reasons stated above, which are generally applicable to each of the items Electronic Arts excludes from its non-GAAP financial measures, the Company believes it is appropriate to exclude certain items for the following reasons:

Amortization of Intangibles. When analyzing the operating performance of an acquired entity, Electronic Arts’ management focuses on the total return provided by the investment (i.e., operating profit generated from the acquired entity as compared to the purchase price paid) without taking into consideration any allocations made for accounting purposes. Because the purchase price for an acquisition necessarily reflects the accounting value assigned to intangible assets (including acquired in-process technology and goodwill), when analyzing the operating performance of an acquisition in subsequent periods, the Company’s management excludes the GAAP impact of acquired intangible assets to its financial results. Electronic Arts believes that such an approach is useful in understanding the long-term return provided by an acquisition and that investors benefit from a supplemental non-GAAP financial measure that excludes the accounting expense associated with acquired intangible assets.

In addition, in accordance with GAAP, Electronic Arts generally recognizes expenses for internally-developed intangible assets as they are incurred, notwithstanding the potential future benefit such assets may provide. Unlike internally-developed intangible assets, however, and also in accordance with GAAP, the Company generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired (other than goodwill, which is not amortized, and acquired in-process technology, which is expensed immediately, as required under GAAP). As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally-developed intangible assets and acquired intangible assets. Accordingly, Electronic Arts believes it is useful to provide, as a supplement to its GAAP operating results, a non-GAAP financial measure that excludes the amortization of acquired intangibles.

Stock-Based Compensation. Electronic Arts adopted SFAS 123(R), “Share-Based Payment” beginning in its fiscal year 2007. When evaluating the performance of its individual business units, the Company does not consider stock-based compensation charges. Likewise, the Company’s management teams exclude stock-based compensation expense from their short and long-term operating plans. In contrast, the Company’s management teams are held accountable for cash-based compensation and such amounts are included in their operating plans. Further, when considering the impact of equity award grants, Electronic Arts places a greater emphasis on overall shareholder dilution rather than the accounting charges associated with such grants.

Video game platforms have historically had a life cycle of four to six years, which causes the video game software market to be cyclical. The Company’s management analyzes its business and operating performance in the context of these business cycles, comparing Electronic Arts’ performance at similar stages of different cycles. For comparability purposes, Electronic Arts believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its core business.

Restructuring Charges. Although Electronic Arts has engaged in various restructuring activities in the past, each has been a discrete, extraordinary event based on a unique set of business objectives. Each of these restructurings has been unlike its predecessors in terms of its operational implementation, business impact and scope. The Company does not engage in restructuring activities on a regular basis or in the ordinary course of business. As such, the Company believes it is appropriate to exclude restructuring charges from its non-GAAP financial measures.

Change in Deferred Net Revenue (Packaged Goods and Digital Content). Beginning in fiscal 2008, Electronic Arts was no longer able to objectively determine the fair value of the online service included in certain of its packaged goods games and online content. As a result, the Company began recognizing the revenue from the sale of these games and content over the estimated online service period. Although Electronic Arts defers the recognition of a significant portion of its net revenue as a result of this change, there has been no adverse impact to its operating cash flow. Internally, Electronic Arts’ management excludes the impact of the change in deferred net revenue related to packaged goods games and digital content in its non-GAAP financial measures when evaluating the Company’s operating performance, when planning, forecasting and analyzing future periods, and when assessing the performance of its management team. The Company believes that excluding the impact of the change in deferred net revenue from its operating results is important to facilitate comparisons to prior periods during which the Company was able to objectively determine the fair value of the online service and not delay the recognition of significant amounts of net revenue related to online-enabled packaged goods.

Certain Abandoned Acquisition-Related Costs. Electronic Arts incurred significant legal, banking and other consulting fees related to the Company’s proposed acquisition and related cash tender offer for all of the outstanding shares of Take-Two Interactive Software, Inc. On August 18, 2008, the Company allowed the tender offer to expire without purchasing any shares of Take-Two and, on September 14, 2008, the Company announced that it had terminated discussions with, and would not be making a proposal to acquire, Take-Two. The costs incurred in connection with the abandoned proposal and tender offer were outside the ordinary course of business and will be excluded by the Company when assessing the performance of its management team. As such, the Company believes it is appropriate to exclude such expenses from its non-GAAP financial measures.

In the financial tables below, Electronic Arts has provided a reconciliation of the most comparable GAAP financial measure to each of the historical non-GAAP financial measures used in this press release.

Forward-Looking Statements

Some statements set forth in this release, including the estimates under the headings “Business Outlook” contain forward-looking statements that are subject to change. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: timely development and release of Electronic Arts’ products; competition in the interactive entertainment industry; the Company’s ability to successfully implement its cost reduction plans; the general health of the U.S. and global economy and the related impact on discretionary consumer spending; the consumer demand for, and the availability of an adequate supply of console hardware units (including the Xbox 360® video game and entertainment system, the PLAYSTATION®3 computer entertainment system and the Wii™); consumer demand for software for the PlayStation 2; the Company’s ability to predict consumer preferences among competing hardware platforms; the financial impact of potential future acquisitions by EA; the Company’s ability to realize the anticipated benefits of acquisitions; consumer spending trends; the seasonal and cyclical nature of the interactive game segment; the Company’s ability to manage expenses during fiscal year 2009 and beyond; the Company’s ability to attract and retain key personnel; changes in the Company’s effective tax rates; the performance of strategic investments; adoption of new accounting regulations and standards; potential regulation of the Company’s products in key territories; developments in the law regarding protection of the Company’s products; fluctuations in foreign exchange rates; the Company’s ability to secure licenses to valuable entertainment properties on favorable terms; and other factors described in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008. These forward-looking statements speak only as of October 30, 2008. Electronic Arts assumes no obligation and does not intend to update these forward-looking statements, including those made under the heading “Business Outlook”. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts. While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2008. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended September 30, 2008.

About Electronic Arts

Electronic Arts Inc. (EA), headquartered in Redwood City, California, is the world’s leading interactive entertainment software company. Founded in 1982, the Company develops, publishes, and distributes interactive software worldwide for video game systems, personal computers, wireless devices and the Internet. Electronic Arts markets its products under four brand names: EA SPORTSTM, EATM, EA SPORTS Freestyle TM and POGOTM. In fiscal 2008, EA posted GAAP net revenue of $3.67 billion and had 27 titles that sold more than one million copies. EA’s homepage and online game site is www.ea.com. More information about EA’s products and full text of press releases can be found on the Internet at http://info.ea.com.

For additional information, please contact:

Tricia Gugler	Jeff Brown
Senior Director, Investor Relations	Vice President, Corporate Communications
650-628-7327	650-628-7922

EA, EA SPORTS, EA SPORTS Freestyle, EA Mobile, POGO, SPORE, Sporepedia, Need for Speed, MySims, Dead Space, Mercenaries and Mercenaries 2: World in Flames are trademarks or registered trademarks of Electronic Arts Inc. in the U.S. and/or other countries. Mirror’s Edge and the DICE logo are trademarks or registered trademarks of EA Digital Illusions CE AB. John Madden, NFL, FIFA, Tiger Woods, PGA TOUR and NCAA are trademarks or registered trademarks of their respective owners and used with permission. Rock Band is a trademark of Harmonix Music Systems, Inc., a division of MTV Networks. Warhammer, Warhammer Online, Age of Reckoning, and all associated marks, names, races, race insignia, characters, vehicles, locations, units, illustrations and images from the Warhammer world are either ®, ™ and/or © Games Workshop Ltd 2000-2008. LucasArts, STAR WARS and related properties are trademarks in the United States and/or in other countries of Lucasfilm Ltd. and/or its affiliates. Xbox 360 is a trademark of the Microsoft group of companies and are used under license from Microsoft. “PlayStation” and “PLAYSTATION” are registered trademarks of Sony Computer Entertainment Inc. Wii and Nintendo DS are trademarks of Nintendo. All other trademarks are the property of their respective owners.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(In millions, except per share data)

	Three Months Ended September 30,		Six Months Ended September 30,
	2008	2007	2008	2007
Net revenue	$894	$640	$1,698	$1,035
Cost of goods sold	557	395	853	561

Gross profit	337	245	845	474

Operating expenses:
Marketing and sales	197	164	325	246
General and administrative	92	84	176	155
Research and development	372	259	729	508
Amortization of intangibles	16	7	30	14
Acquired in-process technology	-	-	2	-
Certain abandoned acquisition-related costs	21	-	21	-
Restructuring charges	3	5	23	7

Total operating expenses	701	519	1,306	930

Operating loss	(364)	(274)	(461)	(456)

Losses on strategic investments	(34)	-	(40)	-
Interest and other income, net	7	32	23	58

Loss before benefit from income taxes	(391)	(242)	(478)	(398)

Benefit from income taxes	(81)	(47)	(73)	(70)

Net loss	$(310)	$(195)	$(405)	$(328)

Loss per share:
Basic and diluted	$(0.97)	$(0.62)	$(1.27)	$(1.05)

Number of shares used in computation:
Basic and diluted	319	313	319	312

Non-GAAP Results (in millions, except per share data)

The following tables reconcile the Company’s net loss and loss per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) to its non-GAAP net income (loss) and non-GAAP diluted earnings (loss) per share. The Company’s non-GAAP results exclude the following, if any: the impact of the change in deferred net revenue (packaged goods and digital content), acquisition-related expenses (such as amortization of intangibles, acquired in-process technology, and certain abandoned acquisition-related costs), stock-based compensation, restructuring charges, and losses on strategic investments. In addition, prior to fiscal 2009, the Company’s non-GAAP financial results excluded income tax adjustments consisting of the income tax expense or benefit associated with the foregoing excluded items and the impact of certain one-time income tax adjustments. On April 1, 2008, the Company began using a fixed, long-term projected tax rate of 28% internally to evaluate its operating performance, to forecast, plan and analyze future periods, and to assess the performance of its management team. Accordingly, the Company began applying the same 28% tax rate to its fiscal 2009 non-GAAP financial results. Had the three and six months ended September 30, 2007, been adjusted to reflect a comparable 28% non-GAAP tax rate, adjusted income tax adjustments would have been ($78) and ($81) as compared to ($71) and ($88), adjusted non-GAAP net income would have been $80 and $25 as compared to $87 and $18, and adjusted non-GAAP diluted earnings per share would have been $0.25 and $0.08 as compared to $0.27 and $0.06, respectively.

	Three Months Ended September 30,		Six Months Ended September 30,
	2008	2007	2008	2007
Net loss	$(310)	$(195)	$(405)	$(328)

Change in deferred net revenue (packaged goods and digital content)	232	296	37	332
COGS amortization of intangibles	4	7	7	14
Amortization of intangibles	16	7	30	14
Stock-based compensation	53	38	103	67
Acquired in-process technology	-	-	2	-
Restructuring charges	3	5	23	7
Losses on strategic investments	34	-	40	-
Certain abandoned acquisition-related costs	21	-	21	-
Income tax adjustments	(73)	(71)	(13)	(88)

Non-GAAP net income (loss)	$(20)	$87	$(155)	$18

Non-GAAP diluted earnings (loss) per share	$(0.06)	$0.27	$(0.49)	$0.06

Number of shares used in non-GAAP diluted earnings (loss) per share computation	319	320	319	319

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(In millions)

	September 30, 2008	March 31, 2008 (a)
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$1,825	$2,287
Marketable equity securities	640	729
Receivables, net of allowances of $168 and $238, respectively	547	306
Inventories	328	168
Deferred income taxes, net	246	145
Other current assets	249	290

Total current assets	3,835	3,925

Property and equipment, net	417	396
Goodwill	1,182	1,152
Other intangibles, net	240	265
Deferred income taxes, net	179	164
Other assets	109	157

TOTAL ASSETS	$5,962	$6,059

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$309	$229
Accrued and other current liabilities	801	683
Deferred net revenue (packaged goods and digital content)	424	387

Total current liabilities	1,534	1,299

Income tax obligations	289	319
Other liabilities	111	102

Total liabilities	1,934	1,720

Common stock	3	3
Paid-in capital	2,034	1,864
Retained earnings	1,483	1,888
Accumulated other comprehensive income	508	584

Total stockholders’ equity	4,028	4,339

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,962	$6,059

(a)	Derived from audited consolidated financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(In millions)

	Three Months Ended September 30,		Six Months Ended September 30,
	2008	2007	2008	2007
OPERATING ACTIVITIES

Net loss	$(310)	$(195)	$(405)	$(328)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation, amortization and accretion, net	54	37	104	73
Stock-based compensation	53	38	103	67
Net losses (gains) on investments and sale of property and equipment	34	(1)	40	(1)
Non-cash restructuring charges	-	-	16	-
Acquired in-process technology	-	-	2	-
Change in assets and liabilities:
Receivables, net	(291)	(294)	(253)	(156)
Inventories	(107)	(29)	(163)	(39)
Other assets	25	(33)	18	(78)
Accounts payable	145	103	89	29
Accrued and other liabilities	137	49	119	(84)
Deferred income taxes, net	(96)	(75)	(122)	(111)
Deferred net revenue (packaged goods and digital content)	232	296	37	332

Net cash used in operating activities	(124)	(104)	(415)	(296)

INVESTING ACTIVITIES

Capital expenditures	(32)	(23)	(63)	(37)
Purchase of marketable equity securities and other investments	-	-	-	(277)
Proceeds from maturities and sales of short-term investments	375	750	510	1,391
Purchase of short-term investments	(155)	(312)	(313)	(1,209)
Acquisition of subsidiaries, net of cash acquired	-	-	(42)	-

Net cash provided by (used in) investing activities	188	415	92	(132)

FINANCING ACTIVITIES
Proceeds from issuance of common stock	44	68	69	86
Excess tax benefit from stock-based compensation	7	23	16	31

Net cash provided by financing activities	51	91	85	117

Effect of foreign exchange on cash and cash equivalents	(17)	9	(18)	14

Increase (decrease) in cash and cash equivalents	98	411	(256)	(297)
Beginning cash and cash equivalents	1,199	663	1,553	1,371

Ending cash and cash equivalents	1,297	1,074	1,297	1,074
Short-term investments	528	1,102	528	1,102

Ending cash, cash equivalents and short-term investments	$1,825	$2,176	$1,825	$2,176

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(In millions, except per share data, SKU count and Headcount)

	Q2 FY08	Q3 FY08	Q4 FY08	Q1 FY09	Q2 FY09	YOY % Change
CONSOLIDATED FINANCIAL DATA
Net revenue	640	1,503	1,127	804	894	40%
Net revenue - trailing twelve months (“TTM”)	2,929	3,151	3,665	4,074	4,328	48%

Gross profit	245	721	665	508	337	38%
Gross profit % (as a % of net revenue)	38%	48%	59%	63%	38%
Gross profit - TTM	1,663	1,573	1,860	2,139	2,231	34%
Gross profit % (as a % of TTM net revenue)	57%	50%	51%	53%	52%

Operating income (loss)	(274)	7	(37)	(97)	(364)	(33%	)
Operating income (loss) % (as a % of net revenue)	(43% )	-	(3% )	(12% )	(41% )
Operating loss - TTM	(313)	(521)	(487)	(401)	(491)	(57%	)
Operating loss % (as a % of TTM net revenue)	(11% )	(17% )	(13% )	(10% )	(11% )

Net loss	(195)	(33)	(94)	(95)	(310)	(59%	)
Loss per share	$(0.62)	$(0.10)	$(0.30)	$(0.30)	$(0.97)	(56%	)
Net loss - TTM	(192)	(385)	(454)	(417)	(532)	(177%	)
Loss per share - TTM	$(0.62)	$(1.22)	$(1.45)	$(1.32)	$(1.67)	(169%	)

CASH FLOW DATA
Operating cash flow	(104)	349	285	(291)	(124)	(19%	)
Operating cash flow - TTM	145	267	338	239	219	51%

Capital expenditures	23	25	22	31	32	39%
Capital expenditures - TTM	129	122	84	101	110	(15%	)

BALANCE SHEET DATA

Cash, cash equivalents and short-term investments	2,176	2,583	2,287	1,947	1,825	(16%	)
Marketable equity securities	716	837	729	732	640	(11%	)
Receivables, net	424	830	306	269	547	29%
Inventories	103	178	168	223	328	218%
Deferred net revenue (packaged goods and digital content)
End of the quarter	364	595	387	192	424
Less: Beginning of the quarter	68	364	595	387	192

Change in deferred net revenue (packaged goods and digital content)	296	231	(208)	(195)	232

STOCK-BASED COMPENSATION

Cost of goods sold	1	1	-	1	-
Marketing and sales	5	5	5	5	5
General and administrative	10	11	9	10	13
Research and development	22	21	31	34	35

Total Stock-Based Compensation	38	38	45	50	53

Marketing and sales	1%	1%	-	1%	1%
General and administrative	2%	1%	1%	1%	1%
Research and development	3%	1%	3%	4%	4%

Total Stock-Based Compensation (as a % of Net Revenue)	6%	3%	4%	6%	6%

OTHER

Employees	8,239	8,165	9,037	9,391	9,671	17%
Diluted weighted-average shares	313	315	317	318	319

GEOGRAPHIC NET REVENUE MIX

North America	362	768	649	429	555	53%
Europe	246	668	421	329	301	22%
Asia	32	67	57	46	38	19%

Net Revenue	640	1,503	1,127	804	894	40%

Geographic Net Revenue Mix (as a % of Net Revenue)
North America	57%	51%	58%	53%	62%
Europe	38%	44%	37%	41%	34%
Asia	5%	5%	5%	6%	4%

Net Revenue	100%	100%	100%	100%	100%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q2 FY08	Q3 FY08	Q4 FY08	Q1 FY09	Q2 FY09	YOY % Change
PLATFORM NET REVENUE MIX

Xbox 360	218	196	128	81	224	3%
PLAYSTATION 3	17	102	152	139	98	476%
PlayStation 2	73	301	166	79	54	(26%)
Wii	59	139	75	57	33	(44%)
Xbox	12	3	1	-	1	(92%)
Nintendo GameCube	3	1	-	-	-	(100%)

Total Consoles	382	742	522	356	410	7%

PC	79	148	114	86	88	11%

Wireless	38	39	42	44	47	24%
Nintendo DS	47	122	36	21	43	(9%)
PSP	21	74	69	57	36	71%
Game Boy Advance	4	2	-	-	-	(100%)

Total Mobility	110	237	147	122	126	15%

Co-publishing and Distribution	33	320	295	191	214	548%

Subscription Services	23	25	25	28	29	26%
Licensing, Advertising & Other	13	31	24	21	27	108%

Total Internet Services, Licensing & Other	36	56	49	49	56	56%

Total Net Revenue	640	1,503	1,127	804	894	40%

Platform Net Revenue Mix (as a % of Net Revenue)
Xbox 360	34%	13%	11%	10%	25%
PLAYSTATION 3	3%	7%	14%	17%	11%
PlayStation 2	11%	20%	15%	10%	6%
Wii	9%	9%	7%	7%	4%
Xbox	2%	-	-	-	-
Nintendo GameCube	1%	-	-	-	-

Total Consoles	60%	49%	47%	44%	46%

PC	12%	10%	10%	11%	10%

Wireless	6%	3%	4%	5%	5%
Nintendo DS	7%	8%	3%	3%	5%
PSP	3%	5%	6%	7%	4%
Game Boy Advance	1%	-	-	-	-

Total Mobility	17%	16%	13%	15%	14%

Co-publishing and Distribution	5%	21%	26%	24%	24%

Subscription Services	4%	2%	2%	3%	3%
Licensing, Advertising & Other	2%	2%	2%	3%	3%

Total Internet Services, Licensing & Other	6%	4%	4%	6%	6%

Total Net Revenue	100%	100%	100%	100%	100%

PLATFORM SKU RELEASE MIX (a)

Xbox 360	8	5	4	4	8	-
PLAYSTATION 3	7	5	4	3	8	14%
PlayStation 2	7	7	-	2	4	(43%)
Wii	5	7	-	1	4	(20%)
Xbox	2	-	-	-	1	(50%)
Nintendo GameCube	1	-	-	-	-	(100%)

Total Consoles	30	24	8	10	25	(17%)

PC	7	4	5	8	5	(29%)

Nintendo DS	4	5	1	-	6	50%
PSP	3	4	1	1	3	-
Game Boy Advance	1	-	-	-	-	(100%)

Total Mobility	8	9	2	1	9	13%

Total SKUs	45	37	15	19	39	(13%)

(a)	Mac®, Wireless, iPod®, and iPhone™ releases are not included in SKU count.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Results

(In millions, except per share data)

The following tables reconcile the Company’s net revenue, gross profit, operating income (loss), net loss and loss per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share. The Company’s non-GAAP net revenue excludes the impact of the change in deferred net revenue (packaged goods and digital content). The Company’s non-GAAP gross profit excludes the impact of the change in deferred net revenue (packaged goods and digital content), COGS amortization of intangibles, and stock-based compensation. The Company’s non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share exclude the impact of the change in deferred net revenue (packaged goods and digital content), amortization of intangibles, stock-based compensation, acquired in-process technology, certain abandoned acquisition-related costs, and restructuring charges. In addition, the Company’s non-GAAP net income (loss) and non-GAAP diluted earnings (loss) per share exclude losses on strategic investments and, prior to fiscal 2009, income tax adjustments consisting of the income tax expense or benefit associated with the foregoing excluded items and the impact of certain one-time income tax adjustments. On April 1, 2008, the Company began using a fixed, long-term projected tax rate of 28% internally to evaluate its operating performance, to forecast, plan and analyze future periods, and to assess the performance of its management team. Accordingly, the Company began applying the same 28% tax rate to its fiscal 2009 non-GAAP financial results. Had Q2, Q3, and Q4 in FY08 been adjusted to reflect a comparable 28% non-GAAP tax rate, adjusted income tax adjustments would have been ($78), ($52), and ($37) as compared to ($71), ($49), and $6, adjusted non-GAAP net income (loss) would have been $80, $287, and ($13) as compared to $87, $290, and $30, and adjusted non-GAAP diluted earnings (loss) per share would have been $0.25, $0.89, and ($0.04) as compared to $0.27, $0.90, and $0.09, respectively.

	Q2 FY08	Q3 FY08	Q4 FY08	Q1 FY09	Q2 FY09	YOY % Change
QUARTERLY RECONCILIATION OF RESULTS

GAAP net revenue	$640	$1,503	$1,127	$804	$894	40%
Change in deferred net revenue (packaged goods and digital content)	296	231	(208)	(195)	232

Non-GAAP net revenue	$936	$1,734	$919	$609	$1,126	20%

GAAP gross profit	$245	$721	$665	$508	$337	38%
Change in deferred net revenue (packaged goods and digital content)	296	231	(208)	(195)	232
COGS amortization of intangibles	7	6	6	3	4
Stock-based compensation	1	1	-	1	-

Non-GAAP gross profit	$549	$959	$463	$317	$573	4%

Non-GAAP gross profit % (as a % of non-GAAP net revenue)	59%	55%	50%	52%	51%

GAAP operating income (loss)	$(274)	$7	$(37)	$(97)	$(364)	(33%)
Change in deferred net revenue (packaged goods and digital content)	296	231	(208)	(195)	232
COGS amortization of intangibles	7	6	6	3	4
Amortization of intangibles	7	7	13	15	16
Stock-based compensation	38	38	45	50	53
Acquired in-process technology	-	-	138	2	-
Certain abandoned acquisition-related costs	-	-	-	-	21
Restructuring charges	5	78	18	20	3

Non-GAAP operating income (loss)	$79	$367	$(25)	$(202)	$(35)	(144%)

Non-GAAP operating income (loss) profit % (as a % of non-GAAP net revenue)	8%	21%	(3% )	(33% )	(3% )

GAAP net loss	$(195)	$(33)	$(94)	$(95)	$(310)	(59%)
Change in deferred net revenue (packaged goods and digital content)	296	231	(208)	(195)	232
COGS amortization of intangibles	7	6	6	3	4
Amortization of intangibles	7	7	13	15	16
Stock-based compensation	38	38	45	50	53
Acquired in-process technology	-	-	138	2	-
Certain abandoned acquisition-related costs	-	-	-	-	21
Restructuring charges	5	78	18	20	3
Losses on strategic investments	-	12	106	6	34
Income tax adjustments	(71)	(49)	6	59	(73)

Non-GAAP net income (loss)	$87	$290	$30	$(135)	$(20)	(123%)

Non-GAAP net income (loss) % (as a % of non-GAAP net revenue)	9%	17%	3%	(22% )	(2% )
GAAP loss per share	$(0.62)	$(0.10)	$(0.30)	$(0.30)	$(0.97)	(56%)
Non-GAAP diluted earnings (loss) per share	$0.27	$0.90	$0.09	$(0.42)	$(0.06)	(122%)
Number of shares used in non-GAAP diluted earnings (loss) per share computation	320	323	323	318	319

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Results

(in millions, except per share data)

The following tables reconcile the Company’s net revenue, gross profit, operating loss, net loss and loss per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, and non-GAAP diluted earnings per share. The Company’s non-GAAP net revenue excludes the impact of the change in deferred net revenue (packaged goods and digital content). The Company’s non-GAAP gross profit excludes the impact of the change in deferred net revenue (packaged goods and digital content), COGS amortization of intangibles, and stock-based compensation. The Company’s non-GAAP operating income, non-GAAP net income, and non-GAAP diluted earnings per share exclude the impact of the change in deferred net revenue (packaged goods and digital content), amortization of intangibles, stock-based compensation, acquired in-process technology, certain abandoned acquisition-related costs, and restructuring charges. In addition, the Company’s non-GAAP net income and non-GAAP diluted earnings per share exclude losses on strategic investments and, prior to fiscal 2009, income tax adjustments consisting of the income tax expense or benefit associated with the foregoing excluded items and the impact of certain one-time income tax adjustments. On April 1, 2008, the Company began using a fixed, long-term projected tax rate of 28% internally to evaluate its operating performance, to forecast, plan and analyze future periods, and to assess the performance of its management team. Accordingly, the Company began applying the same 28% tax rate to its fiscal 2009 non-GAAP financial results. Had Q2, Q3, and Q4 in FY08 and Q1 and Q2 in FY09 been adjusted to reflect a comparable 28% non-GAAP tax rate, adjusted TTM income tax adjustments would have been ($96), ($150), ($170), ($108), and ($103) as compared to ($100), ($138), ($131), ($55), and ($57), adjusted TTM non-GAAP net income would have been $242, $315, $300, $219, $119 as compared to $238, $327, $339, $272, and $165, and adjusted TTM non-GAAP diluted earnings per share would have been $0.75, $0.97, $0.94, $0.68, and $0.37 as compared to $0.74, $1.01, $1.06, $0.84, $0.51, respectively.

	Q2 FY08	Q3 FY08	Q4 FY08	Q1 FY09	Q2 FY09	YOY % Change
TRAILING TWELVE MONTH RECONCILIATION OF RESULTS

GAAP net revenue	$2,929	$3,151	$3,665	$4,074	$4,328	48%
Change in deferred net revenue (packaged goods and digital content) (a)	332	563	355	124	60

Non-GAAP net revenue (a)	$3,261	$3,714	$4,020	$4,198	$4,388	35%

GAAP gross profit	$1,663	$1,573	$1,860	$2,139	$2,231	34%
Change in deferred net revenue (packaged goods and digital content) (a)	332	563	355	124	60
COGS amortization of intangibles	28	27	26	22	19
Stock-based compensation	2	3	2	3	2

Non-GAAP gross profit	$2,025	$2,166	$2,243	$2,288	$2,312	14%

Non-GAAP gross profit % (as a % of non-GAAP net revenue)	62%	58%	56%	55%	53%

GAAP operating loss	$(313)	$(521)	$(487)	$(401)	$(491)	(57%)
Change in deferred net revenue (packaged goods and digital content) (a)	332	563	355	124	60
COGS amortization of intangibles	28	27	26	22	19
Amortization of intangibles	28	28	34	42	51
Stock-based compensation	129	132	150	171	186
Acquired in-process technology	1	-	138	140	140
Certain abandoned acquisition-related costs	-	-	-	-	21
Restructuring charges	12	88	103	121	119

Non-GAAP operating income	$217	$317	$319	$219	$105	(52%)

Non-GAAP operating income % (as a % of non-GAAP net revenue)	7%	9%	8%	5%	2%

GAAP net loss	$(192)	$(385)	$(454)	$(417)	$(532)	(177%)
Change in deferred net revenue (packaged goods and digital content) (a)	332	563	355	124	60
COGS amortization of intangibles	28	27	26	22	19
Amortization of intangibles	28	28	34	42	51
Stock-based compensation	129	132	150	171	186
Acquired in-process technology	1	-	138	140	140
Certain abandoned acquisition-related costs	-	-	-	-	21
Restructuring charges	12	88	103	121	119
Losses on strategic investments	-	12	118	124	158
Income tax adjustments	(100)	(138)	(131)	(55)	(57)

Non-GAAP net income	$238	$327	$339	$272	$165	(31%)

Non-GAAP net income % (as a % of non-GAAP net revenue)	7%	9%	8%	6%	4%

GAAP loss per share	$(0.62)	$(1.22)	$(1.45)	$(1.32)	$(1.67)	(169%)
Non-GAAP diluted earnings per share	$0.74	$1.01	$1.06	$0.84	$0.51	(31%)

(a)

Prior to fiscal 2008, the change in deferred net revenue (packaged goods and digital content) did not have a material impact on the Company’s net revenue. Accordingly, the Company has not revised its fiscal 2007 non-GAAP financial measures to exclude the impact of the change in deferred net revenue (packaged goods and digital content).

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Non-GAAP Financial Information and Business Metrics

(in millions, except per share data)

	Q2 FY08	Q3 FY08	Q4 FY08	Q1 FY09	Q2 FY09	YOY % Change
CONSOLIDATED NON-GAAP FINANCIAL DATA (a)

Non-GAAP net revenue	936	1,734	919	609	1,126	20%
Non-GAAP net revenue - TTM	3,261	3,714	4,020	4,198	4,388	35%

Non-GAAP gross profit	549	959	463	317	573	4%
Non-GAAP gross profit % (as a % of non-GAAP net revenue)	59%	55%	50%	52%	51%
Non-GAAP gross profit - TTM	2,025	2,166	2,243	2,288	2,312	14%
Non-GAAP gross profit % (as a % of TTM non-GAAP net revenue)	62%	58%	56%	55%	53%

Non-GAAP operating income (loss)	79	367	(25)	(202)	(35)	(144%)
Non-GAAP operating income (loss) % (as a % of non-GAAP net revenue)	8%	21%	(3%)	(33%)	(3%)
Non-GAAP operating income - TTM	217	317	319	219	105	(52%)
Non-GAAP operating income % (as a % of TTM non-GAAP net revenue)	7%	9%	8%	5%	2%

Non-GAAP net income (loss) (b)	87	290	30	(135)	(20)	(123%)
Non-GAAP diluted earnings (loss) per share (b)	$0.27	$0.90	$0.09	$(0.42)	$(0.06)	(122%)
Non-GAAP net income - TTM (b)	238	327	339	272	165	(31%)
Non-GAAP diluted earnings per share - TTM (b)	$0.74	$1.01	$1.06	$0.84	$0.51	(31%)

GEOGRAPHIC NET REVENUE MIX (GAAP TO NON-GAAP RECONCILIATION)

North America	362	768	649	429	555	53%
Europe	246	668	421	329	301	22%
Asia	32	67	57	46	38	19%

GAAP Net Revenue	640	1,503	1,127	804	894	40%

North America	163	93	(105)	(89)	191
Europe	129	124	(103)	(95)	37
Asia	4	14	-	(11)	4

Change In Deferred Net Revenue (Packaged Goods and Digital Content)	296	231	(208)	(195)	232

North America	525	861	544	340	746	42%
Europe	375	792	318	234	338	(10%)
Asia	36	81	57	35	42	17%

Non-GAAP Net Revenue	936	1,734	919	609	1,126	20%

Non-GAAP Geographic Net Revenue Mix (as a % of Non-GAAP Net Revenue)
North America	56%	50%	59%	56%	66%
Europe	40%	45%	35%	38%	30%
Asia	4%	5%	6%	6%	4%

Non-GAAP Net Revenue	100%	100%	100%	100%	100%

(a)	Refer to Unaudited Reconciliation of GAAP to Non-GAAP Results.
(b)

On April 1, 2008, the Company began using a fixed, long-term projected tax rate of 28% internally to evaluate its operating performance, to forecast, plan and analyze future periods, and to assess the performance of its management team. Accordingly, the Company began applying the same 28% tax rate to its fiscal 2009 non-GAAP financial results. Had Q2, Q3, and Q4 in FY08 been adjusted to reflect a comparable 28% non-GAAP tax rate, adjusted non-GAAP net income (loss) would have been $80, $287, and ($13) as compared to $87, $290, and $30, and adjusted non-GAAP diluted earnings (loss) per share would have been $0.25, $0.89, and ($0.04) as compared to $0.27, $0.90, and $0.09. Had Q2, Q3, and Q4 in FY08 and Q1 and Q2 in FY09 been adjusted to reflect a comparable 28% non-GAAP tax rate, adjusted TTM non-GAAP net income would have been $242, $315, $300, $219, and $119 as compared to $238, $327, $339, $272, and $165, and adjusted TTM non-GAAP diluted earnings per share would have been $0.75, $0.97, $0.94, $0.68, and $0.37 as compared to $0.74, $1.01, $1.06, $0.84, and $0.51, respectively.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Non-GAAP Financial Information and Non-GAAP Business Metrics

(in millions)

	Q2 FY08	Q3 FY08	Q4 FY08	Q1 FY09	Q2 FY09	YOY % Change
PLATFORM NON-GAAP NET REVENUE MIX
Non-GAAP Net Revenue
Xbox 360	218	196	128	81	224	3%
PLAYSTATION 3	98	196	138	68	166	69%
PlayStation 2	204	324	52	40	77	(62%)
Wii	83	156	61	39	60	(28%)
Xbox	12	3	1	-	1	(92%)
Nintendo GameCube	3	1	-	-	-	(100%)

Total Consoles	618	876	380	228	528	(15%)

PC	116	153	92	70	190	64%

Wireless	38	39	42	43	47	24%
Nintendo DS	47	122	36	21	43	(9%)
PSP	43	111	47	26	33	(23%)
Game Boy Advance	4	2	-	-	-	(100%)

Total Mobility	132	274	125	90	123	(7%)

Co-publishing and Distribution	32	372	271	171	221	591%

Licensing, Advertising & Other	15	36	28	23	36	140%
Subscription Services	23	23	23	27	28	22%

Total Internet Services, Licensing & Other	38	59	51	50	64	68%

Non-GAAP Net Revenue	936	1,734	919	609	1,126	20%

Change in Deferred Net Revenue (Packaged Goods and Digital Content)
PLAYSTATION 3	(81)	(94)	14	71	(68)
PlayStation 2	(131)	(23)	114	39	(23)
Wii	(24)	(17)	14	18	(27)
PC	(37)	(5)	22	16	(102)
Wireless	-	-	-	1	-
PSP	(22)	(37)	22	31	3
Co-publishing and Distribution	1	(52)	24	20	(7)
Licensing, Advertising & Other	(2)	(5)	(4)	(2)	(9)
Subscription Services	-	2	2	1	1

Change in Deferred Net Revenue (Packaged Goods and Digital Content)	(296)	(231)	208	195	(232)

GAAP Net Revenue	640	1,503	1,127	804	894

PLATFORM NON-GAAP NET REVENUE MIX (as a % of Non-GAAP Net Revenue)
Non-GAAP Net Revenue
Xbox 360	23%	11%	14%	13%	20%
PLAYSTATION 3	11%	11%	15%	11%	15%
PlayStation 2	22%	19%	5%	7%	7%
Wii	9%	9%	7%	6%	5%
Xbox	1%	-	-	-	-

Total Consoles	66%	50%	41%	37%	47%

PC	12%	9%	10%	12%	17%

Wireless	4%	2%	4%	7%	4%
Nintendo DS	5%	7%	4%	4%	4%
PSP	5%	7%	5%	4%	3%

Total Mobility	14%	16%	13%	15%	11%

Co-publishing and Distribution	4%	22%	30%	28%	20%

Licensing, Advertising & Other	2%	2%	3%	4%	3%
Subscription Services	2%	1%	3%	4%	2%

Total Internet Services, Licensing & Other	4%	3%	6%	8%	5%

Non-GAAP Net Revenue	100%	100%	100%	100%	100%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Fact Sheet

Quarterly Product Releases

Platform (i)
		Console					PC	Mobility
		Xbox 360®	PLAYSTATION®3	Wii™	PlayStation®2	Xbox™	PC	Wireless	iPod®	iPhone™	PSP®	Nintendo DS™

Q2 Fiscal 2009

•	Brain Quest®											•
•	FaceBreaker™	•	•
•	FIFA STREET 3 (iii)							•
•	Gum-Un-Bang (iv)							•
•	Heroes Lore™ 3 (iv)							•
•	Madden NFL 09	•	•	•	•	•		•			•	•
•	Madden NFL 09 en Español	•	•
•	Mercenaries 2: World in Flames™	•	•		•		•
•	MONOPOLY Worldwide Edition							•
•	NASCAR® 09							•
•	NCAA® Football 09	•	•	•	•			•			•
•	NFL Head Coach 09	•	•
•	NHL® 09	•	•
•	Operation™ Mania						•
•	SCRABBLE™									•
•	SimCity™ Creator			•								•
•	SONIC CHRONICLES: THE DARK BROTHERHOOD											•
•	Spore™						•	•	•	•		•
•	Sudoku									•
•	Tetris®									•
•	Tetris® POP							•
•	The Game of LIFE							•
•	The Sims™ 2 Apartment Life						•
•	The Sims™ 2 Apartment Pets											•
•	Tiger Woods PGA TOUR® 09	•	•	•	•			•			•
•	Warhammer® Online: Age of Reckoning™						•

Co-publishing, Distribution, and International Only (ii)

•	Crash Car Mania							•
•	Crysis Warhead®						•
•	Rally Stars							•
•	Rock Band™ (iii)		•	•	•
•	Rock Band™ 2	•
•	Rock Band™ EP			•	•
•	Warhammer® Online: Age of Reckoning™						•

(i )	Mac, Wireless, iPod, and iPhone releases are not included in SKU count.

(ii)	Co-publishing, distribution, and international only releases are not included in SKU count.

(iii)	Released in Europe.

(iv)	Released in Korea.

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